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                                SUPPLEMENT TO THE

                          LIQUID INSTITUTIONAL RESERVES
   MONEY MARKET FUND, GOVERNMENT SECURITIES FUND AND TREASURY SECURITIES FUND

                                        &

                     MITCHELL HUTCHINS LIR SELECT MONEY FUND

  PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 1999

                                                                   May 23, 2000

Dear Investor,

Each fund normally will accept orders to buy or sell its shares at the times indicated in its prospectus. Each fund, however, reserves the right to advance the time by which orders to buy or sell its shares must be received by the transfer agent. A fund may do this when the primary government securities dealers are either closed for business or close early, or trading in money market instruments is limited due to national holidays. For example, a fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the New York Stock Exchange ("NYSE") closes early because trading has been halted for the day or The Bond Market Association ("BMA") (formerly known as the Public Securities Association or "PSA") recommends that the securities markets close early. Frequently, markets close early on the business afternoon prior to a national holiday.

Of course, if a fund's usual deadline for receipt by the transfer agent of orders to buy or sell its shares is earlier than the time at which markets close, the fund expects to follow its normal schedule.

On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent, the time for determination of the fund's net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even if it normally prices its shares more than once each business day.

Investors may call toll-free 1-888-LIR-Fund to inquire whether a fund intends to close early on a given day.